SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

______________________________________________________

TERM SHEET

November [21], 2003

[$740,000,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CLASSES A1, A2, A3, A-IO, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

HomEq Servicing Corporation

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

_______________________________________________________________________________________________________________

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE1

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay	Expected Last Principal Pay(2)
A1 (3)	269,000,000	Senior / FLT	AAA/AAA/Aaa	2.56	2/2004	10/2011
A2 (3)	220,000,000	Senior / FLT	AAA/AAA/Aaa	2.57	2/2004	10/2011
A3 (3)	125,200,000	Senior / FLT	AAA/AAA/Aaa	2.62	2/2004	10/2011
A-IO	Notional(4)	Senior / FXD / IO	AAA/AAA/Aaa	1.79	2/2004(5)	7/2006(5)
M1 (3)	44,400,000	Mezzanine / FLT	AA/AA/Aa2	5.23	5/2007	10/2011
M2 (3)	38,850,000	Mezzanine / FLT	A/A/A2	5.19	3/2007	10/2011
M3 (3)	11,100,000	Mezzanine / FLT	A-/A-/A3	5.18	3/2007	10/2011
M4 (3)	11,100,000	Subordinate / FLT	BBB+/BBB+/Baa1	5.17	2/2007	10/2011
M5 (3)	11,100,000	Subordinate / FLT	BBB/BBB/Baa2	5.16	2/2007	10/2011
M6 (3)	9,250,000	Subordinate / FLT	BBB-/BBB-/Baa3	5.15	2/2007	10/2011
Total	740,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1, Class A2 and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4 Certificates, will increase 1.5x, the margin on the Class M5 Certificates will increase by 1.00% and the margin on the Class M6 Certificates will remain unchanged after the first Distribution Date on which the optional clean-up call is exercisable.

(4)

The Class A-IO Certificates are not entitled to any principal payments but will accrue interest on a scheduled notional balance described herein for the first 30 distribution dates.

(5)

Interest payment window.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Summary of Terms

Cut-off Date:	January 1, 2004
Expected Pricing:	On or about November [21], 2003
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	January 6, 2004 (the “Closing Date")
Servicer:	HomEq Servicing Corporation (Wachovia Corp.)
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on February 15, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of the Offered Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, the Class A2 and the Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or be subject to the Georgia Fair Lending Act.  It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.) ARM: 26% CPR
Certificates:	Group I Certificates: Class A1 Certificates
Group II Certificates: Class A2 Certificates
Group III Certificates: Class A3 Certificates
Class A Certificates: Class A1, Class A2, Class A3 and Class A-IO Certificates
Class M Certificates: Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee ) will generally be allocated in the following priority:

1

Pari-Passu to the Class A1, Class A2, Class A3, and Class A-IO Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

Pari-Passu to the Class M6 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates will be paid the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the total principal remittance amount until all such class principal balances have been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates will be paid the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the Class A Principal Distribution Amount until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

Class A1 Percentage:	The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.
Class A3 Percentage:	The principal remittance amount for the Group 3 Collateral divided by the principal remittance amount for the total collateral.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Overcollateralization Provisions:

Except with respect to the first Distrubtion Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Unpaid Interest Shortfalls Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M6 Certificates

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2, Class A3 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates.

5.

Carry Forward Amount first concurrently to the Class A1, Class A2, Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates and the Class M6 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

with respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fee;

b)

with respect to the Offered Certificates (other than the Class A-IO Certificates) and the Class B-IO Certificates, for the first 30 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

with respect to the Offered Certificates (other than the Class A-IO Certificates) for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Overcollateralization:

An initial overcollateralization of 0% building to [2.25%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.50%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in February 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.50%].

Credit Enhancement:
Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2 and Class A3 Certificates will double, the margin on the Class M1, Class M2, Class M3 and Class M4 will increase by 1.5x, the margin on the Class M5 Certificates will increase by 1.00%, and the margin on Class M6 Certificates will remain unchanged.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be based on the amount specified in the chart below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in [March] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in [November] 2006.

Strike

Ceiling

Strike

Ceiling

Notional

Rate

Rate

Notional

Rate

Rate

Month

Balance

(%)

(%)

Month

Balance ($)

(%)

(%)

1

740,000,000

NA

NA

18

494,715,284

6.42

9.25

2

724,742,756

6.47

9.25

19

482,511,297

6.20

9.25

3

709,531,234

6.10

9.25

20

470,606,301

6.18

9.25

4

694,359,788

6.32

9.25

21

458,993,000

6.37

9.25

5

679,224,305

6.12

9.25

22

447,664,271

6.15

9.25

6

664,122,202

6.32

9.25

23

436,613,248

7.32

9.25

7

649,052,425

6.11

9.25

24

425,833,763

7.07

9.25

8

634,015,428

6.11

9.25

25

415,318,477

7.27

9.25

9

619,013,153

6.32

9.25

26

405,060,940

8.04

9.25

10

604,048,992

6.11

9.25

27

395,054,858

7.25

9.25

11

589,167,472

6.32

9.25

28

385,294,092

7.48

9.25

12

574,650,289

6.11

9.25

29

375,772,653

8.16

9.25

13

560,488,554

6.11

9.25

30

366,484,696

8.42

9.25

14

546,673,592

6.94

9.25

31

357,424,520

8.68

9.25

15

533,196,940

6.26

9.25

32

348,586,563

8.68

9.25

16

520,050,342

6.45

9.25

33

339,965,397

8.97

9.25

17

507,225,743

6.23

9.25

34

331,555,728

8.68

9.25

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Class A-IO:

The Class A-IO Coupon will be 4.00% for the first 30 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately [$81,900,000] million and will thereafter be described as below.

Class A-IO

Class A-IO

Class A-IO

Notional

Notional

Notional

Month

Balance

Month

Balance ($)

Month

Balance ($)

1

81,900,000

11

56,000,000

21

51,000,000

2

79,600,000

12

53,500,000

22

51,000,000

3

77,000,000

13

51,000,000

23

51,000,000

4

74,400,000

14

51,000,000

24

51,000,000

5

71,800,000

15

51,000,000

25

51,000,000

6

69,200,000

16

51,000,000

26

51,000,000

7

66,600,000

17

51,000,000

27

51,000,000

8

64,000,000

18

51,000,000

28

51,000,000

9

61,300,000

19

51,000,000

29

51,000,000

10

58,700,000

20

51,000,000

30

51,000,000

Unrated Class B-IO: (Non-Offered Class)

The Class B-IO Coupon for the first 24 Distribution Dates will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will equal approximately [$55,400,000] million for the first 13 months and the Notional Balance will be reduced to approximately [$27,700,000] in month 14 for the remainder of the Distribution Dates.

Class B-IO

Class B-IO

Class B-IO

Notional

Notional

Notional

Month

Balance ($)

Month

Balance ($)

Month

Balance ($)

1

55,400,000

9

55,400,000

17

27,700,000

2

55,400,000

10

55,400,000

18

27,700,000

3

55,400,000

11

55,400,000

19

27,700,000

4

55,400,000

12

55,400,000

20

27,700,000

5

55,400,000

13

55,400,000

21

27,700,000

6

55,400,000

14

27,700,000

22

27,700,000

7

55,400,000

15

27,700,000

23

27,700,000

8

55,400,000

16

27,700,000

24

27,700,000

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date

Percentage

Feb 2007 – Jan 2007

[3.00]% for the first month, plus an additional

1/12th of [1.75]% for each month thereafter.

Feb 2008 – Jan 2008

[4.75]% for the first month, plus an additional

1/12th of [1.50]% for each month thereafter.

Feb 2009 – Jan 2009

[6.25]% for the first month, plus an additional

1/12th of [0.75]% for each month thereafter.

Feb 2010 – Jan 2010

[7.00]% for the first month, plus an additional

1/12th of [0.25]% for each month thereafter.

Feb 2011 and thereafter

[7.25]%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Bond Sensitivity Tables

To Call

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.59	4.75	3.29	2.56	1.77	1.40	1.16
Mod Durn	15.18	4.49	3.17	2.49	1.74	1.39	1.15
Principal Window	Feb04 - Feb32	Feb04 - May18	Feb04 - Dec13	Feb04 - Oct11	Feb04 - Sep09	Feb04 - Oct08	Feb04 - Dec06

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.73	4.76	3.29	2.57	1.77	1.40	1.16
Mod Durn	15.28	4.50	3.17	2.50	1.75	1.39	1.15
Principal Window	Feb04 - Feb32	Feb04 - May18	Feb04 - Dec13	Feb04 - Oct11	Feb04 - Sep09	Feb04 - Oct08	Feb04 - Dec06

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.01	4.90	3.37	2.62	1.82	1.44	1.18
Mod Durn	14.74	4.62	3.25	2.55	1.79	1.43	1.17
Principal Window	Feb04 - Feb32	Feb04 - May18	Feb04 - Dec13	Feb04 - Oct11	Feb04 - Sep09	Feb04 - Oct08	Feb04 - Jan07

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.50	9.49	6.53	5.23	4.53	4.61	3.96
Mod Durn	20.49	8.68	6.15	4.99	4.37	4.45	3.84
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	May07 - Oct11	Oct07 - Sep09	Feb08 - Oct08	Jan07 - Feb08

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.50	9.49	6.53	5.19	4.24	4.06	4.04
Mod Durn	18.21	8.22	5.91	4.80	4.00	3.84	3.83
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	Mar07 - Oct11	Jun07 - Sep09	Jul07 - Oct08	Oct07 - Feb08

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Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.50	9.49	6.53	5.18	4.14	3.85	3.77
Mod Durn	17.78	8.13	5.86	4.76	3.88	3.64	3.56
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	Mar07 - Oct11	May07 - Sep09	Jun07 - Oct08	Aug07 - Feb08

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.50	9.49	6.53	5.17	4.10	3.79	3.65
Mod Durn	16.49	7.85	5.71	4.65	3.79	3.52	3.40
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	Feb07 - Oct11	Apr07 - Sep09	May07 - Oct08	Jun07 - Feb08

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.50	9.49	6.53	5.16	4.07	3.73	3.56
Mod Durn	14.37	7.34	5.44	4.46	3.64	3.37	3.23
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	Feb07 - Oct11	Mar07 - Sep09	Apr07 - Oct08	Apr07 - Feb08

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.49	9.48	6.52	5.15	4.05	3.68	3.47
Mod Durn	13.99	7.24	5.38	4.42	3.60	3.31	3.15
Principal Window	Mar25 - Feb32	Jul08 - May18	Feb07 - Dec13	Feb07 - Oct11	Feb07 - Sep09	Mar07 - Oct08	Mar07 - Feb08

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Bond Sensitivity Tables

To Maturity

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.66	5.05	3.53	2.76	1.92	1.52	1.16
Mod Durn	15.22	4.73	3.38	2.67	1.87	1.50	1.15
Principal Window	Feb04 - Oct33	Feb04 - May29	Feb04 - Mar24	Feb04 - Apr20	Feb04 - Jan16	Feb04 - Mar14	Feb04 - Dec06

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.81	5.07	3.55	2.77	1.92	1.52	1.16
Mod Durn	15.33	4.75	3.39	2.68	1.88	1.50	1.15
Principal Window	Feb04 - Oct33	Feb04 - Jul29	Feb04 - May24	Feb04 - May20	Feb04 - Feb16	Feb04 - Apr14	Feb04 - Dec06

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	17.05	5.32	3.73	2.91	2.04	1.62	1.18
Mod Durn	14.76	4.95	3.55	2.80	1.99	1.59	1.17
Principal Window	Feb04 - Aug33	Feb04 - Feb30	Feb04 - Apr25	Feb04 - Mar21	Feb04 - Oct16	Feb04 - Nov14	Feb04 - Jan07

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	10.34	7.21	5.77	4.92	5.08	5.80
Mod Durn	20.59	9.31	6.70	5.45	4.72	4.87	5.51
Principal Window	Mar25 - Sep33	Jul08 - Sep27	Feb07 - Jan22	May07 - Apr18	Oct07 - Jul14	Feb08 - Dec12	Jan07 - Apr13

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.67	10.27	7.15	5.68	4.60	4.38	4.43
Mod Durn	18.29	8.73	6.36	5.18	4.29	4.11	4.17
Principal Window	Mar25 - Aug33	Jul08 - May26	Feb07 - Aug20	Mar07 - Feb17	Jun07 - Aug13	Jul07 - Mar12	Oct07 - Jan11

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Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.66	10.18	7.07	5.60	4.44	4.12	4.00
Mod Durn	17.85	8.57	6.25	5.08	4.13	3.86	3.76
Principal Window	Mar25 - May33	Jul08 - May24	Feb07 - Sep18	Mar07 - Jul15	May07 - Jun12	Jun07 - Feb11	Aug07 - Feb10

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.64	10.10	6.99	5.54	4.37	4.02	3.85
Mod Durn	16.55	8.20	6.03	4.92	3.99	3.72	3.57
Principal Window	Mar25 - Mar33	Jul08 - May23	Feb07 - Nov17	Feb07 - Nov14	Apr07 - Dec11	May07 - Sep10	Jun07 - Oct09

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.61	9.94	6.87	5.42	4.26	3.90	3.70
Mod Durn	14.40	7.56	5.64	4.64	3.78	3.50	3.35
Principal Window	Mar25 - Jan33	Jul08 - Feb22	Feb07 - Oct16	Feb07 - Jan14	Mar07 - Apr11	Apr07 - Mar10	Apr07 - May09

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price (%)	100.00	100.00	100.00	100.00	100.00	100.00	100.00
WAL	25.53	9.62	6.63	5.24	4.10	3.74	3.52
Mod Durn	14.00	7.31	5.44	4.47	3.64	3.35	3.18
Principal Window	Mar25 - Aug32	Jul08 - Mar20	Feb07 - May15	Feb07 - Nov12	Feb07 - Jun10	Mar07 - Jun09	Mar07 - Sep08

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PREPAYMENT SENSITIVITIES (%)

Class A-IO to Call

Prepayment Speed	30 CPR	40 CPR	50 CPR	60 CPR	61 CPR	62 CPR	63 CPR
Yield at 6.72566%	3.250	3.250	3.250	3.250	3.250	0.760	-1.921

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

                26% CPR for Floating Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	24.2	19.58%	20.9	17.94%
Class M-2	16.3	15.22%	13.2	13.16%
Class M-3	14.3	13.89%	11.3	11.73%
Class M-4	12.4	12.53%	9.5	10.24%
Class M-5	10.6	11.13%	7.9	8.86%
Class M-6	9.6	10.31%	7.1	8.11%

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HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	15-Feb-04	3.86	3.86	48	15-Jan-08	5.01	3.54
2	15-Mar-04	4.52	4.43	49	15-Feb-08	5.01	3.64
3	15-Apr-04	4.41	4.36	50	15-Mar-08	5.14	3.95
4	15-May-04	4.47	4.35	51	15-Apr-08	5.01	3.53
5	15-Jun-04	4.41	4.27	52	15-May-08	5.07	3.67
6	15-Jul-04	4.47	4.26	53	15-Jun-08	5.01	3.60
7	15-Aug-04	4.41	4.11	54	15-Jul-08	5.07	3.74
8	15-Sep-04	4.41	4.05	55	15-Aug-08	5.01	3.50
9	15-Oct-04	4.46	3.99	56	15-Sep-08	5.01	3.45
10	15-Nov-04	4.40	3.83	57	15-Oct-08	5.07	3.59
11	15-Dec-04	4.45	3.79	58	15-Nov-08	5.01	3.35
12	15-Jan-05	4.39	3.53	59	15-Dec-08	5.07	3.55
13	15-Feb-05	4.38	3.32	60	15-Jan-09	5.01	3.31
14	15-Mar-05	4.71	3.65	61	15-Feb-09	5.01	3.55
15	15-Apr-05	4.51	3.23	62	15-Mar-09	5.20	4.08
16	15-May-05	4.55	3.21	63	15-Apr-09	5.01	3.47
17	15-Jun-05	4.47	2.99	64	15-May-09	5.07	3.62
18	15-Jul-05	4.51	2.96	65	15-Jun-09	5.01	3.48
19	15-Aug-05	4.42	2.74	66	15-Jul-09	5.07	3.63
20	15-Sep-05	4.40	2.61	67	15-Aug-09	5.01	3.41
21	15-Oct-05	4.44	2.61	68	15-Sep-09	5.01	3.37
22	15-Nov-05	4.35	2.37	69	15-Oct-09	5.07	3.53
23	15-Dec-05	4.40	3.31	70	15-Nov-09	5.01	3.30
24	15-Jan-06	4.31	3.06	71	15-Dec-09	5.08	3.57
25	15-Feb-06	4.51	3.29	72	15-Jan-10	5.01	3.34
26	15-Mar-06	4.68	3.59	73	15-Feb-10	5.01	3.36
27	15-Apr-06	4.47	3.09	74	15-Mar-10	5.20	3.93
28	15-May-06	4.51	3.12	75	15-Apr-10	5.01	3.29
29	15-Jun-06	4.42	3.44	76	15-May-10	5.08	3.47
30	15-Jul-06	4.46	3.48	77	15-Jun-10	5.01	3.34
31	15-Aug-06	4.95	3.79	78	15-Jul-10	5.08	3.51
32	15-Sep-06	4.93	3.70	79	15-Aug-10	5.01	3.28
33	15-Oct-06	4.99	3.77	80	15-Sep-10	5.01	3.25
34	15-Nov-06	4.91	3.52	81	15-Oct-10	5.08	3.43
35	15-Dec-06	5.01	3.90	82	15-Nov-10	5.01	3.20
36	15-Jan-07	4.94	3.64	83	15-Dec-10	5.08	3.39
37	15-Feb-07	4.93	3.78	84	15-Jan-11	5.01	3.17
38	15-Mar-07	5.14	4.20	85	15-Feb-11	5.01	3.31
39	15-Apr-07	4.97	3.66	86	15-Mar-11	5.20	3.91
40	15-May-07	5.06	3.78	87	15-Apr-11	5.01	3.27
41	15-Jun-07	5.00	3.81	88	15-May-11	5.08	3.45
42	15-Jul-07	5.07	3.92	89	15-Jun-11	5.01	3.27
43	15-Aug-07	5.01	3.68	90	15-Jul-11	5.08	3.45
44	15-Sep-07	5.01	3.61	91	15-Aug-11	5.02	3.24
45	15-Oct-07	5.07	3.73	92	15-Sep-11	5.03	3.23
46	15-Nov-07	5.01	3.49	93	15-Oct-11	5.10	3.42
47	15-Dec-07	5.07	3.78

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fee), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	15-Feb-04	NA	48	15-Jan-08	11.28
2	15-Mar-04	9.25	49	15-Feb-08	11.27
3	15-Apr-04	9.25	50	15-Mar-08	12.05
4	15-May-04	9.25	51	15-Apr-08	11.27
5	15-Jun-04	9.25	52	15-May-08	11.64
6	15-Jul-04	9.25	53	15-Jun-08	11.29
7	15-Aug-04	9.25	54	15-Jul-08	11.67
8	15-Sep-04	9.25	55	15-Aug-08	11.29
9	15-Oct-04	9.25	56	15-Sep-08	11.28
10	15-Nov-04	9.25	57	15-Oct-08	11.66
11	15-Dec-04	9.25	58	15-Nov-08	11.28
12	15-Jan-05	9.25	59	15-Dec-08	11.67
13	15-Feb-05	9.25	60	15-Jan-09	11.29
14	15-Mar-05	9.25	61	15-Feb-09	11.29
15	15-Apr-05	9.25	62	15-Mar-09	12.49
16	15-May-05	9.25	63	15-Apr-09	11.28
17	15-Jun-05	9.25	64	15-May-09	11.65
18	15-Jul-05	9.25	65	15-Jun-09	11.27
19	15-Aug-05	9.25	66	15-Jul-09	11.65
20	15-Sep-05	9.25	67	15-Aug-09	11.27
21	15-Oct-05	9.25	68	15-Sep-09	11.26
22	15-Nov-05	9.25	69	15-Oct-09	11.64
23	15-Dec-05	9.25	70	15-Nov-09	11.26
24	15-Jan-06	9.25	71	15-Dec-09	11.63
25	15-Feb-06	9.25	72	15-Jan-10	11.25
26	15-Mar-06	9.25	73	15-Feb-10	11.25
27	15-Apr-06	9.25	74	15-Mar-10	12.45
28	15-May-06	9.25	75	15-Apr-10	11.24
29	15-Jun-06	9.25	76	15-May-10	11.61
30	15-Jul-06	9.25	77	15-Jun-10	11.24
31	15-Aug-06	9.25	78	15-Jul-10	11.61
32	15-Sep-06	9.25	79	15-Aug-10	11.23
33	15-Oct-06	9.25	80	15-Sep-10	11.23
34	15-Nov-06	9.25	81	15-Oct-10	11.60
35	15-Dec-06	10.02	82	15-Nov-10	11.22
36	15-Jan-07	9.69	83	15-Dec-10	11.59
37	15-Feb-07	9.69	84	15-Jan-11	11.21
38	15-Mar-07	10.73	85	15-Feb-11	11.21
39	15-Apr-07	9.69	86	15-Mar-11	12.41
40	15-May-07	10.01	87	15-Apr-11	11.21
41	15-Jun-07	10.65	88	15-May-11	11.58
42	15-Jul-07	11.00	89	15-Jun-11	11.20
43	15-Aug-07	10.64	90	15-Jul-11	11.57
44	15-Sep-07	10.64	91	15-Aug-11	11.19
45	15-Oct-07	10.99	92	15-Sep-11	11.19
46	15-Nov-07	10.63	93	15-Oct-11	11.56
47	15-Dec-07	11.66

(3)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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HOME EQUITY LOAN TRUST, SERIES 2004-HE1

MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through October 2003.  The final pool will be approximately $740,000,000 (+/-10%).

ABSC 2004-HE1

Characteristics	Total Collateral	TOTAL ARM SUMMARY	Total Fixed Summary	Group I (Conforming) Summary	Group II (Conforming) Summary	Group III (Non-Conforming) Summary

Balance	$724,515,825.45	$522,594,259.38	$201,921,566.07	$317,900,448.63	$259,871,630.39	$146,743,746.43
Number of Loans	4,479	2,912	1,567	2,168	1,708	603
Average Current Balance	$161,758	$179,462	$128,859	$146,663	$152,150	$243,356
Interest Only Loans	1.65%	2.29%	0.00%	0.60%	0.91%	5.22%
Fixed Rate Loans	27.87%	0.00%	100.00%	27.00%	26.91%	31.45%
Adjustable Rate Loans	72.13%	100.00%	0.00%	73.00%	73.09%	68.55%
W.A. Coupon	7.455%	7.400%	7.595%	7.549%	7.519%	7.138%
W.A. Margin	5.835%	5.835%	0.00%	5.878%	5.865%	5.678%
W.A. Original LTV	81.41%	82.08%	79.70%	80.94%	80.77%	83.59%
W.A. Original Term	351	359	331	352	353	345
W.A. Remaining Term	349	357	328	350	351	342
W.A. FICO	612	606	627	606	608	632
Owner Occupied	94.2%	94.8%	92.7%	93.5%	93.8%	96.4%
First Lien Percentage	98.59%	100.00%	94.93%	100.00%	100.00%	93.03%
Second Lien Percentage	1.41%	0.00%	5.07%	0.00%	0.00%	6.97%
Top 5 States	CA(41%) FL(6%) NY(5%) TX(4%) WA(4%)	CA(43%) FL(6%) WA(4%) IL(4%) MA(4%)	CA(37%) NY(11%) TX(8%) FL(7%) NJ(3%)	CA(35%) FL(7%) NY(5%) TX(4%) IL(4%)	CA(37%) FL(7%) NY(5%) TX(5%) WA(4%)	CA(63%) NY(5%) WA(4%) NJ(3%) MA(3%)
Conforming by Balance	82.40%	80.78%	86.58%	100.00%	100.00%	13.08%
Non-Conforming by Balance	17.60%	19.22%	13.42%	0.00%	0.00%	86.92%

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HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Four sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fourth set of tables is the Group III Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ABSC 2004-HE1 Term Sheet
Total Collateral

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 25,000	33	$754,951.00	0.10%	640	99.79%	10.248%	100.00%
25,001 - 50,000	326	13,012,216.10	1.80	595	80.41	9.478	86.53
50,001 - 75,000	531	33,459,750.00	4.62	585	78.72	8.660	88.30
75,001 - 100,000	554	48,905,330.00	6.75	601	80.79	7.965	94.02
100,001 - 125,000	573	64,280,020.20	8.87	605	81.22	7.674	92.06
125,001 - 150,000	498	68,591,569.00	9.47	603	81.24	7.705	95.62
150,001 - 175,000	384	62,310,388.80	8.60	602	80.33	7.505	95.59
175,001 - 200,000	307	57,653,177.00	7.96	599	79.92	7.487	96.45
200,001 - 250,000	495	110,865,427.00	15.30	610	80.41	7.301	93.60
250,001 - 300,000	309	85,266,683.00	11.77	619	82.87	7.173	94.28
300,001 - 400,000	333	114,419,066.00	15.79	626	83.70	7.114	94.86
400,001 - 500,000	102	45,936,710.00	6.34	635	82.91	6.962	95.19
500,001 - 600,000	29	15,775,835.00	2.18	648	79.53	6.225	96.20
600,001 - 700,000	4	2,584,000.00	0.36	722	76.04	5.234	100.00
700,001 - 800,000	1	740,000.00	0.10	776	80.00	4.620	100.00
Total:	4,479	$724,555,123.10	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 25,000	33	$754,790.41	0.10%	640	99.79%	10.248%	100.00%
25,001 - 50,000	326	13,011,127.56	1.80	595	80.41	9.478	86.53
50,001 - 75,000	532	33,532,479.62	4.63	585	78.72	8.660	88.32
75,001 - 100,000	553	48,827,374.15	6.74	601	80.79	7.964	94.01
100,001 - 125,000	573	64,277,027.33	8.87	605	81.22	7.674	92.06
125,001 - 150,000	498	68,586,786.50	9.47	603	81.24	7.705	95.62
150,001 - 175,000	384	62,308,056.98	8.60	602	80.33	7.505	95.59
175,001 - 200,000	307	57,650,487.14	7.96	599	79.92	7.487	96.45
200,001 - 250,000	495	110,860,679.53	15.30	610	80.41	7.301	93.60
250,001 - 300,000	309	85,261,802.16	11.77	619	82.87	7.173	94.28
300,001 - 400,000	333	114,414,353.23	15.79	626	83.70	7.114	94.86
400,001 - 500,000	102	45,933,393.42	6.34	635	82.91	6.962	95.19
500,001 - 600,000	29	15,773,467.42	2.18	648	79.53	6.225	96.20
600,001 - 700,000	4	2,584,000.00	0.36	722	76.04	5.234	100.00
700,001 - 800,000	1	740,000.00	0.10	776	80.00	4.620	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
= 500	16	$2,910,150.00	0.40%	500	69.00%	8.894%	100.00%
501 - 525	496	68,108,916.41	9.40	514	72.11	8.594	96.88
526 - 550	402	56,850,226.33	7.85	539	74.42	8.267	95.96
551 - 575	554	82,886,139.14	11.44	563	81.13	7.794	95.67
576 - 600	589	93,078,729.76	12.85	588	82.09	7.551	96.78
601 - 625	810	129,221,807.46	17.84	613	83.06	7.353	93.17
626 - 650	678	111,663,614.67	15.41	637	84.81	7.123	93.56
651 - 675	400	71,011,116.30	9.80	662	84.43	7.025	93.71
676 - 700	267	50,705,766.56	7.00	688	83.92	6.827	88.45
701 - 725	133	27,999,801.36	3.86	712	84.22	6.751	95.06
726 - 750	75	15,733,234.72	2.17	736	83.48	6.383	89.10
751 - 775	39	9,311,526.74	1.29	762	80.52	6.574	89.64
776 - 800	18	4,636,996.00	0.64	783	79.17	5.900	89.24
801 - 825	2	397,800.00	0.05	805	90.00	6.064	36.65
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 611.9

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	16	$1,141,463.00	0.16%	632	61.02%	6.714%	100.00%
121 - 180	204	18,212,321.95	2.51	620	75.17	7.512	85.94
181 - 240	283	19,410,774.05	2.68	638	88.55	8.797	99.82
241 - 300	41	12,612,668.00	1.74	717	80.30	4.841	93.52
301 - 360	3,935	673,138,598.45	92.91	609	81.43	7.465	94.24
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 350.8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	220	$19,353,784.95	2.67%	620	74.33%	7.465%	86.77%
181 - 348	324	32,023,442.05	4.42	669	85.3	7.239	97.34
349 >=	3,935	673,138,598.45	92.91	609	81.43	7.465	94.24
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 348.7

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,516	$549,835,997.13	75.89%	609	81.30%	7.475%	95.80%
2-4 Unit	304	63,163,390.03	8.72	629	79.49	7.398	78.74
PUD	411	73,468,152.23	10.14	612	83.17	7.367	96.16
Condo	247	37,598,286.06	5.19	625	82.72	7.421	92.55
Manufactured Housing	1	450,000.00	0.06	628	91.84	7.500	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Residence	4,173	$682,356,326.24	94.18%	611	81.61%	7.435%	100.00%
Investment Property	274	36,328,606.52	5.01	632	77.69	7.861	0.00
Second Home	32	5,830,892.69	0.80	638	81.26	7.275	0.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refinance - Cashout	2,749	$451,004,853.00	62.25%	597	78.94%	7.531%	94.00%
Purchase	1,408	227,967,189.92	31.46	641	86.38	7.318	94.93
Refinance - Rate/Term	322	45,543,782.53	6.29	617	81.02	7.381	92.25
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 50.000	136	$15,713,997.81	2.17%	589	41.56%	7.509%	92.38%
50.001 - 60.000	149	23,090,157.13	3.19	599	56.44	7.170	92.55
60.001 - 70.000	439	70,957,384.34	9.79	588	66.64	7.562	91.31
70.001 - 75.000	392	62,597,659.15	8.64	573	74.06	7.835	90.54
75.001 - 80.000	1,272	206,333,522.34	28.48	613	79.68	7.158	96.41
80.001 - 85.000	606	105,090,676.98	14.5	610	84.49	7.443	87.41
85.001 - 90.000	818	143,364,859.33	19.79	620	89.64	7.403	95.45
90.001 - 95.000	264	46,088,870.49	6.36	629	94.77	7.625	100.00
95.001 - 100.000	403	51,278,697.88	7.08	667	99.97	8.165	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average by Original Balance: 81.41

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,368	$299,637,332.38	41.36%	618	80.94%	7.128%	95.71%
Florida	375	44,144,390.15	6.09	591	82.5	7.963	94.41
New York	167	37,752,920.74	5.21	629	76.29	7.137	92.37
Texas	289	27,670,379.14	3.82	591	79.14	8.136	94.47
Washington	153	27,029,864.82	3.73	622	81.73	7.100	95.32
Illinois	155	25,648,380.20	3.54	619	82.68	7.579	88.99
Massachusetts	110	22,960,141.41	3.17	608	81.02	7.571	93.22
Michigan	165	18,730,164.92	2.59	587	83.27	8.197	91.71
New Jersey	76	16,507,468.66	2.28	630	80.77	7.504	94.46
Arizona	114	14,696,106.34	2.03	611	85.18	7.521	97.86
Other	1,507	189,738,676.69	26.19	607	82.67	7.752	92.62
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	2,842	$411,156,780.96	56.75%	603	81.63%	7.369%	95.81%
Stated	1,441	277,056,435.03	38.24	625	81.05	7.593	91.82
Limited	196	36,302,609.46	5.01	612	81.83	7.369	93.70
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	27	$9,644,478.00	1.33%	728	81.14%	4.583%	92.81%
5.001 - 5.500	31	9,506,783.82	1.31	680	73.53	5.311	100.00
5.501 - 6.000	154	39,499,123.72	5.45	646	77.07	5.820	96.38
6.001 - 6.500	448	87,480,308.10	12.07	644	78.12	6.343	97.17
6.501 - 7.000	768	148,852,976.42	20.55	633	82.13	6.823	96.05
7.001 - 7.500	660	121,821,548.92	16.81	614	83.33	7.309	93.81
7.501 - 8.000	721	117,683,569.56	16.24	594	82.49	7.803	91.78
8.001 - 8.500	490	73,900,344.89	10.20	586	83.10	8.302	93.13
8.501 - 9.000	395	51,289,664.71	7.08	567	81.91	8.793	92.98
9.001 - 9.500	286	30,462,245.58	4.20	553	78.57	9.273	93.72
9.501 - 10.000	231	16,884,511.35	2.33	576	80.98	9.786	85.29
10.001 - 10.500	154	9,139,151.14	1.26	580	83.68	10.234	89.55
10.501 - 11.000	79	5,901,365.00	0.81	586	83.44	10.745	96.09
11.001 - 11.500	21	1,368,686.57	0.19	545	75.35	11.238	90.83
11.501 - 12.000	11	947,467.67	0.13	529	73.54	11.783	100.00
12.001 - 12.500	2	59,100.00	0.01	587	83.82	12.419	100.00
12.501 - 13.000	1	74,500.00	0.01	513	59.60	12.750	0.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 7.455

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Maximum Rates of the loans

Maximum Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	1,567	$201,921,566.07	27.87%	627	79.70%	7.595%	92.67%
11.501 - 12.000	34	11,942,968.00	1.65	722	80.71	4.686	94.19
12.001 - 12.500	11	2,807,200.00	0.39	650	79.42	5.429	100.00
12.501 - 13.000	123	31,335,842.84	4.33	640	79.39	5.837	96.58
13.001 - 13.500	287	58,392,586.38	8.06	639	80.68	6.343	97.11
13.501 - 14.000	544	108,068,597.09	14.92	629	83.57	6.831	96.76
14.001 - 14.500	467	90,280,021.04	12.46	608	83.77	7.315	94.55
14.501 - 15.000	527	90,291,501.80	12.46	587	82.79	7.807	92.55
15.001 - 15.500	355	58,252,241.75	8.04	580	82.77	8.303	93.87
15.501 - 16.000	268	37,954,259.30	5.24	557	81.04	8.798	93.16
16.001 - 16.500	157	19,441,699.10	2.68	545	78.95	9.263	95.51
16.501 - 17.000	72	6,570,612.50	0.91	543	75.41	9.755	83.00
17.001 - 17.500	33	2,968,950.34	0.41	535	69.85	10.269	86.07
17.501 - 18.000	19	2,759,000.00	0.38	518	71.67	10.756	94.28
18.001 - 18.500	9	827,101.57	0.11	523	70.63	11.214	93.74
18.501 - 19.000	6	701,677.67	0.10	506	67.30	11.748	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 14.406

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	1,567	$201,921,566.07	27.87%	627	79.70%	7.595%	92.67%
0.501 - 1.000	2	487,000.00	0.07	699	94.83	6.457	100.00
1.001 - 1.500	1	140,000.00	0.02	513	70.00	7.750	100.00
2.501 - 3.000	2	471,750.00	0.07	736	85.00	4.120	100.00
3.001 - 3.500	22	8,195,978.00	1.13	726	80.70	4.604	91.54
3.501 - 4.000	11	3,585,462.01	0.49	706	80.96	5.107	100.00
4.501 - 5.000	1	131,750.00	0.02	586	85.00	8.650	100.00
5.001 - 5.500	212	36,071,672.18	4.98	609	83.77	7.445	92.94
5.501 - 6.000	2,033	372,458,447.85	51.41	615	83.59	7.272	94.77
6.001 - 6.500	411	68,171,274.90	9.41	563	78.07	7.904	94.92
6.501 - 7.000	212	32,261,924.44	4.45	546	71.57	8.780	96.91
7.001 - 7.500	3	349,900.00	0.05	591	73.34	7.411	84.57
7.501 - 8.000	1	127,500.00	0.02	558	75.00	8.300	0.00
9.501 - 10.000	1	141,600.00	0.02	512	80.00	9.800	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%
Weighted Average: 5.835

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	1,567	$201,921,566.07	27.87%	627	79.70%	7.595%	92.67%
2003-10	1	300,000.00	0.04	781	80.00	4.640	100.00
2003-11	8	2,843,300.00	0.39	699	74.08	4.856	100.00
2003-12	25	8,799,668.00	1.21	727	82.87	4.632	92.12
2005-08	1	110,175.00	0.02	516	65.00	8.450	100.00
2005-09	38	6,075,346.08	0.84	586	82.82	7.688	92.68
2005-10	226	37,026,265.55	5.11	616	83.75	7.420	92.71
2005-11	2,436	437,885,066.64	60.44	602	82.02	7.467	95.14
2005-12	86	12,912,835.00	1.78	600	80.01	7.556	97.47
2006-09	5	810,512.02	0.11	606	85.36	7.345	71.15
2006-10	16	2,312,497.09	0.32	631	89.23	7.926	84.38
2006-11	60	11,646,701.00	1.61	618	80.49	7.234	88.58
2006-12	10	1,871,893.00	0.26	642	85.10	7.188	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 0	774	$122,293,963.81	16.88%	624	81.21%	7.480%	91.53%
7 – 12	360	81,594,084.29	11.26	622	80.05	7.062	93.26
13 – 24	2,332	388,015,003.46	53.56	602	82.19	7.495	95.46
25 – 36	1,013	132,612,773.89	18.30	623	80.18	7.556	93.45
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1MO Interest Only	34	$11,942,968.00	1.65%	722	80.71%	4.686%	94.19%
2 yr arm	2,787	494,009,688.27	68.18	603	82.10	7.468	94.99
3 yr arm	91	16,641,603.11	2.30	622	82.46	7.331	88.43
10fix	16	1,141,463.00	0.16	632	61.02	6.714	100.00
15fix	204	18,212,321.95	2.51	620	75.17	7.512	85.94
20fix	283	19,410,774.05	2.68	638	88.55	8.797	99.82
25fix	7	669,700.00	0.09	631	72.98	7.612	81.47
30fix	1,057	162,487,307.07	22.43	627	79.30	7.467	92.57
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,004	$500,134,571.41	69.03%	628	83.59%	7.273%	93.97%
A-	379	52,136,880.63	7.20	571	76.89	7.934	92.56
A+	542	86,178,438.08	11.89	583	79.83	7.633	94.44
B	310	45,218,803.44	6.24	553	74.84	8.235	96.95
C	182	24,580,544.23	3.39	536	68.24	8.950	95.54
C-	28	4,323,619.66	0.60	538	61.45	10.186	95.68
Credit Score Program	34	11,942,968.00	1.65	722	80.71	4.686	94.19
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	4,261	$714,287,554.71	98.59%	611	81.15%	7.415%	94.10%
2	218	10,228,270.74	1.41	648	99.68	10.217	100.00
Total:	4,479	$724,515,825.45	100.00%	612	81.41%	7.455%	94.18%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ABSC SERIES 2004-HE1
GROUP I

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	108	$4,533,365.00	1.43%	578	74.03%	9.153%	79.53%
50,001 - 75,000	291	18,517,272.00	5.82	576	76.58	8.495	88.02
75,001 - 100,000	324	28,328,784.00	8.91	595	79.83	7.854	96.53
100,001 - 125,000	310	34,834,215.20	10.96	601	80.99	7.692	90.86
125,001 - 150,000	276	38,032,886.00	11.96	603	81.79	7.691	95.71
150,001 - 175,000	189	30,875,194.40	9.71	599	80.34	7.526	95.22
175,001 - 200,000	159	29,940,117.00	9.42	598	80.79	7.463	97.52
200,001 - 250,000	254	56,925,447.00	17.91	608	80.82	7.355	94.08
250,001 - 300,000	171	47,093,522.00	14.81	621	81.60	7.142	91.30
300,001 - 400,000	78	25,411,613.00	7.99	633	84.90	7.243	93.14
400,001 - 500,000	8	3,423,850.00	1.08	674	83.04	6.756	88.21
Total:	2,168	$317,916,265.60	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	108	$4,533,283.98	1.43%	578	74.03%	9.153%	79.53%
50,001 - 75,000	292	18,590,995.90	5.85	576	76.59	8.496	88.07
75,001 - 100,000	323	28,251,686.52	8.89	595	79.83	7.851	96.52
100,001 - 125,000	310	34,833,205.18	10.96	601	80.99	7.692	90.86
125,001 - 150,000	276	38,030,297.90	11.96	603	81.79	7.691	95.71
150,001 - 175,000	189	30,873,336.90	9.71	599	80.34	7.526	95.22
175,001 - 200,000	159	29,938,200.57	9.42	598	80.79	7.463	97.52
200,001 - 250,000	254	56,922,913.99	17.91	608	80.82	7.355	94.08
250,001 - 300,000	171	47,091,707.44	14.81	621	81.60	7.142	91.30
300,001 - 400,000	78	25,410,970.25	7.99	633	84.90	7.243	93.14
400,001 - 500,000	8	3,423,850.00	1.08	674	83.04	6.756	88.21
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
= 500	10	$1,714,650.00	0.54%	500	73.57%	8.540%	100.00%
501 - 525	284	34,367,262.37	10.81	514	73.03	8.632	97.13
526 - 550	205	26,621,350.80	8.37	539	74.45	8.379	96.00
551 - 575	312	42,069,847.03	13.23	562	80.57	7.899	94.36
576 - 600	290	41,272,399.44	12.98	589	80.98	7.598	95.16
601 - 625	366	56,158,130.28	17.67	613	82.90	7.295	93.37
626 - 650	309	49,200,645.35	15.48	637	84.18	7.131	91.25
651 - 675	173	27,642,261.68	8.70	662	84.71	7.076	92.46
676 - 700	117	19,437,202.32	6.11	689	84.17	6.914	85.70
701 - 725	44	7,775,873.24	2.45	712	81.99	6.729	93.73
726 - 750	31	5,416,780.12	1.70	736	86.15	6.932	90.56
751 - 775	18	4,162,450.00	1.31	761	82.36	6.407	95.15
776 - 800	8	1,915,796.00	0.60	786	76.09	6.098	86.69
801 - 825	1	145,800.00	0.05	807	90.00	4.620	100.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 605.9

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	11	$798,570.00	0.25%	625	58.75%	6.628%	100.00%
121 - 180	107	9,613,437.28	3.02	620	74.62	7.577	82.80
181 - 240	42	4,927,522.62	1.55	616	76.88	7.528	100.00
241 - 300	13	2,306,423.00	0.73	722	80.73	5.057	90.71
301 - 360	1,995	300,254,495.73	94.45	604	81.27	7.570	93.70
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 351.7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	118	$10,412,007.28	3.28%	621	73.41%	7.504%	84.12%
181 - 348	55	7,233,945.62	2.28	650	78.11	6.740	97.04
349 >=	1,995	300,254,495.73	94.45	604	81.27	7.570	93.70
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 349.5

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,695	$237,155,273.11	74.60%	602	80.76%	7.577%	95.21%
2-4 Unit	174	35,744,706.40	11.24	622	79.19	7.448	78.58
PUD	186	28,400,185.01	8.93	607	83.46	7.558	97.03
Condo	113	16,600,284.11	5.22	623	82.95	7.337	94.53
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Residence	2,009	$297,128,253.64	93.47%	604	81.10%	7.531%	100.00%
Investment Property	145	18,744,634.99	5.90	625	78.00	7.810	0.00
Second Home	14	2,027,560.00	0.64	632	84.47	7.730	0.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refinance - Cashout	1,402	$203,939,808.46	64.15%	591	78.83%	7.671%	93.15%
Purchase	588	91,922,519.21	28.92	638	85.55	7.296	94.10
Refinance - Rate/Term	178	22,038,120.96	6.93	610	81.24	7.469	93.73
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 50.000	64	$7,098,364.31	2.23%	590	42.29%	7.533%	91.23%
50.001 - 60.000	72	9,965,836.53	3.13	587	56.27	7.260	94.53
60.001 - 70.000	218	30,300,927.31	9.53	581	66.80	7.638	90.78
70.001 - 75.000	223	32,345,815.21	10.17	566	73.99	7.950	91.38
75.001 - 80.000	665	93,451,360.75	29.40	606	79.69	7.330	95.56
80.001 - 85.000	301	45,712,492.01	14.38	606	84.55	7.603	84.39
85.001 - 90.000	418	64,980,653.60	20.44	620	89.66	7.537	95.80
90.001 - 95.000	118	17,085,161.57	5.37	629	94.76	7.671	100.00
95.001 - 100.000	89	16,959,837.34	5.33	663	99.96	7.781	100.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average by Original Balance: 80.94

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	551	$111,074,203.36	34.94%	608	80.21%	7.209%	94.36%
Florida	212	23,686,448.33	7.45	586	81.71	8.022	92.98
New York	82	17,335,043.75	5.45	629	75.33	7.056	92.55
Texas	148	13,160,153.25	4.14	596	79.01	8.152	92.81
Illinois	80	12,155,892.08	3.82	611	82.09	7.820	88.36
Washington	75	11,019,355.18	3.47	614	80.60	7.045	96.01
Michigan	106	10,870,180.69	3.42	579	83.07	8.370	88.63
Massachusetts	45	10,298,826.17	3.24	604	80.22	7.510	91.82
Ohio	82	7,536,648.67	2.37	599	84.33	8.009	89.72
Virginia	38	6,321,310.88	1.99	602	82.41	7.794	88.68
Other	749	94,442,386.27	29.71	607	82.26	7.716	94.51
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Number of States Represented: 47

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,381	$184,546,148.27	58.05%	598	81.38%	7.438%	95.24%
Stated	699	119,877,335.29	37.71	617	80.29	7.745	90.80
Limited	88	13,476,965.07	4.24	612	80.67	7.312	92.80
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	8	$1,661,123.00	0.52%	750	83.58%	4.463%	92.22%
5.001 - 5.500	10	2,418,535.24	0.76	664	74.02	5.379	100.00
5.501 - 6.000	62	12,072,592.15	3.80	649	75.56	5.862	98.17
6.001 - 6.500	225	38,493,093.52	12.11	641	77.18	6.342	96.05
6.501 - 7.000	375	63,774,204.98	20.06	629	81.77	6.822	95.32
7.001 - 7.500	326	53,487,840.64	16.83	614	82.04	7.311	91.76
7.501 - 8.000	377	55,291,419.14	17.39	596	83.14	7.806	91.30
8.001 - 8.500	254	35,125,301.85	11.05	582	83.48	8.311	93.02
8.501 - 9.000	205	24,976,617.39	7.86	564	81.74	8.805	93.97
9.001 - 9.500	171	18,234,612.82	5.74	550	79.13	9.267	95.16
9.501 - 10.000	77	6,327,729.90	1.99	551	74.91	9.759	85.00
10.001 - 10.500	50	3,624,231.43	1.14	551	73.44	10.276	79.33
10.501 - 11.000	16	1,318,545.00	0.41	535	72.81	10.795	97.15
11.001 - 11.500	7	605,901.57	0.19	535	70.88	11.231	91.46
11.501 - 12.000	4	414,200.00	0.13	511	72.56	11.649	100.00
12.501 - 13.000	1	74,500.00	0.02	513	59.60	12.750	0.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 7.549

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	672	$85,829,815.21	27.00%	622	79.02%	7.552%	92.14%
11.501 - 12.000	9	1,916,323.00	0.60	741	83.10	4.551	93.25
12.001 - 12.500	5	939,700.00	0.30	647	73.58	5.433	100.00
12.501 - 13.000	49	9,559,592.15	3.01	647	78.29	5.868	97.69
13.001 - 13.500	141	24,667,215.27	7.76	634	80.23	6.337	97.03
13.501 - 14.000	272	46,835,595.92	14.73	625	83.19	6.832	95.47
14.001 - 14.500	230	38,819,612.82	12.21	608	81.54	7.314	91.67
14.501 - 15.000	283	43,468,725.46	13.67	592	83.33	7.807	92.22
15.001 - 15.500	187	27,955,203.36	8.79	574	83.06	8.309	93.64
15.501 - 16.000	141	18,494,645.94	5.82	554	80.74	8.808	93.53
16.001 - 16.500	100	11,966,049.58	3.76	542	79.49	9.252	96.59
16.501 - 17.000	41	3,770,218.90	1.19	539	75.08	9.765	88.02
17.001 - 17.500	21	1,881,849.45	0.59	539	68.87	10.278	83.10
17.501 - 18.000	9	925,600.00	0.29	528	73.56	10.831	100.00
18.001 - 18.500	5	500,101.57	0.16	530	71.70	11.242	89.65
18.501 - 19.000	3	370,200.00	0.12	507	71.67	11.637	100.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 14.550

Gross Margins of the loans

Gross Margin	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	672	$85,829,815.21	27.00%	622	79.02%	7.552%	92.14%
2.501 - 3.000	2	471,750.00	0.15	736	85.00	4.120	100.00
3.001 - 3.500	5	1,032,623.00	0.32	753	84.23	4.593	87.48
3.501 - 4.000	3	722,172.01	0.23	705	83.21	5.630	100.00
5.001 - 5.500	109	16,480,656.53	5.18	618	84.73	7.492	91.99
5.501 - 6.000	1,049	166,727,603.16	52.45	609	83.03	7.388	93.81
6.001 - 6.500	212	30,728,734.06	9.67	559	77.56	7.976	94.27
6.501 - 7.000	113	15,557,194.66	4.89	540	71.54	8.864	97.14
7.001 - 7.500	3	349,900.00	0.11	591	73.34	7.411	84.57
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Weighted Average: 5.878

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	672	$85,829,815.21	27.00%	622	79.02%	7.552%	92.14%
2003-10	1	300,000.00	0.09	781	80.00	4.640	100.00
2003-11	1	255,200.00	0.08	685	80.00	5.120	100.00
2003-12	7	1,361,123.00	0.43	743	84.37	4.424	90.50
2005-09	20	3,177,771.91	1.00	614	84.18	7.649	86.01
2005-10	126	17,839,905.65	5.61	606	83.09	7.637	91.51
2005-11	1,247	195,299,550.40	61.43	597	81.49	7.572	94.06
2005-12	47	6,422,296.00	2.02	597	81.36	7.590	98.80
2006-09	2	161,021.69	0.05	570	82.77	7.763	100.00
2006-10	7	1,068,511.77	0.34	601	85.69	7.905	100.00
2006-11	33	5,306,612.00	1.67	619	80.91	7.328	95.34
2006-12	5	878,641.00	0.28	645	77.70	6.938	100.00
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 0	346	$46,812,920.36	14.73%	615	81.30%	7.701%	92.53%
7 - 12	165	32,661,154.42	10.27	621	78.18	7.161	89.38
13 - 24	1,180	179,769,121.43	56.55	597	81.56	7.563	94.54
25 - 36	477	58,657,252.42	18.45	618	80.31	7.598	93.21
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1MO Interest Only	9	$1,916,323.00	0.60%	741	83.10%	4.551%	93.25%
2 yr arm	1,440	222,739,523.96	70.07	598	81.65	7.579	93.87
3 yr arm	47	7,414,786.46	2.33	619	81.26	7.374	96.67
10fix	11	798,570.00	0.25	625	58.75	6.628	100.00
15fix	107	9,613,437.28	3.02	620	74.62	7.577	82.80
20fix	42	4,927,522.62	1.55	616	76.88	7.528	100.00
25fix	4	390,100.00	0.12	629	69.05	7.543	78.21
30fix	508	70,100,185.31	22.05	623	80.06	7.560	92.85
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,407	$215,902,266.43	67.92%	624	83.00%	7.311%	92.79%
A-	192	23,224,019.16	7.31	569	77.64	8.055	92.63
A+	280	40,623,702.39	12.78	580	79.83	7.672	95.59
B	163	21,797,151.26	6.86	547	74.97	8.319	95.61
C	101	12,171,844.40	3.83	534	68.46	9.026	95.64
C-	16	2,265,141.99	0.71	546	61.08	9.948	96.71
Credit Score Program	9	1,916,323.00	0.60	741	83.10	4.551	93.25
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%
Total:	2,168	$317,900,448.63	100.00%	606	80.94%	7.549%	93.47%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ABSC SERIES 2004-HE1
GROUP II

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	102	$4,287,430.00	1.65%	573	71.54%	9.276%	80.78%
50,001 - 75,000	174	10,854,616.00	4.18	580	76.97	8.528	85.47
75,001 - 100,000	201	18,026,142.00	6.94	605	80.44	7.885	89.78
100,001 - 125,000	247	27,665,665.00	10.65	608	81.13	7.608	93.05
125,001 - 150,000	218	30,021,083.00	11.55	603	80.45	7.700	95.43
150,001 - 175,000	187	30,163,044.40	11.61	605	80.42	7.493	96.29
175,001 - 200,000	144	26,969,260.00	10.38	598	79.09	7.507	95.82
200,001 - 250,000	230	51,542,380.00	19.83	612	80.00	7.252	93.22
250,001 - 300,000	136	37,627,361.00	14.48	616	84.44	7.214	97.92
300,001 - 400,000	64	20,504,365.00	7.89	629	83.52	7.237	90.34
400,001 - 500,000	5	2,222,050.00	0.86	619	74.64	7.145	100.00
Total:	1,708	$259,883,396.40	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	102	$4,287,095.57	1.65%	573	71.54%	9.276%	80.77%
50,001 - 75,000	174	10,854,122.64	4.18	580	76.97	8.528	85.47
75,001 - 100,000	201	18,025,366.81	6.94	605	80.44	7.885	89.78
100,001 - 125,000	247	27,664,380.34	10.65	608	81.13	7.608	93.05
125,001 - 150,000	218	30,018,888.60	11.55	603	80.45	7.700	95.43
150,001 - 175,000	187	30,162,698.20	11.61	605	80.42	7.493	96.29
175,001 - 200,000	144	26,968,486.57	10.38	598	79.09	7.507	95.82
200,001 - 250,000	230	51,540,378.62	19.83	612	80.00	7.252	93.22
250,001 - 300,000	136	37,624,294.72	14.48	616	84.44	7.214	97.92
300,001 - 400,000	64	20,503,868.32	7.89	629	83.52	7.237	90.34
400,001 - 500,000	5	2,222,050.00	0.86	619	74.64	7.145	100.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
= 500	6	$1,195,500.00	0.46%	500	62.45%	9.402%	100.00%
501 - 525	193	27,443,403.31	10.56	513	71.65	8.555	96.11
526 - 550	176	23,184,003.65	8.92	539	73.96	8.282	94.69
551 - 575	203	27,415,147.59	10.55	563	80.82	7.795	95.57
576 - 600	246	37,466,830.18	14.42	588	83.16	7.632	97.33
601 - 625	300	46,395,544.05	17.85	613	82.89	7.396	94.01
626 - 650	249	37,996,792.06	14.62	638	84.43	7.125	94.31
651 - 675	140	22,452,073.84	8.64	663	82.64	7.013	94.19
676 - 700	91	17,386,721.59	6.69	687	81.73	6.692	84.64
701 - 725	58	10,359,743.52	3.99	711	84.41	6.859	95.07
726 - 750	29	4,963,520.60	1.91	737	82.13	6.725	75.75
751 - 775	12	2,404,350.00	0.93	763	75.96	6.746	83.13
776 - 800	4	956,000.00	0.37	782	87.52	6.546	74.48
801 - 825	1	252,000.00	0.10	804	90.00	6.900	0.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 607.7

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	3	$265,393.00	0.10%	656	65.36%	6.620%	100.00%
121 - 180	70	6,318,838.45	2.43	622	73.86	7.396	88.02
181 - 240	31	3,143,666.92	1.21	628	79.49	7.663	98.86
241 - 300	12	2,481,890.00	0.96	695	75.97	5.034	92.02
301 - 360	1,592	247,661,842.02	95.30	606	81.02	7.546	93.92
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 353.4

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	73	$6,584,231.45	2.53%	623	73.52%	7.365%	88.51%
181 - 348	43	5,625,556.92	2.16	657	77.94	6.503	95.84
349 >=	1,592	247,661,842.02	95.30	606	81.02	7.546	93.92
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 351.2

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,338	$195,615,481.95	75.27%	604	80.54%	7.549%	95.46%
2-4 Unit	114	23,462,503.63	9.03	633	80.72	7.370	79.58
PUD	157	25,706,877.74	9.89	605	82.47	7.447	96.60
Condo	99	15,086,767.07	5.81	619	80.91	7.493	90.14
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Residence	1,578	$243,830,302.44	93.83%	606	80.92%	7.486%	100.00%
Investment Property	117	14,222,674.21	5.47	637	78.18	8.042	0.00
Second Home	13	1,818,653.74	0.70	634	80.20	7.942	0.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refinance - Cashout	1,070	$163,164,612.13	62.79%	595	78.28%	7.603%	94.33%
Purchase	517	80,847,805.75	31.11	632	85.42	7.347	92.61
Refinance - Rate/Term	121	15,859,212.51	6.10	615	82.59	7.536	94.84
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 50.000	62	$7,129,967.18	2.74%	585	40.90%	7.532%	93.34%
50.001 - 60.000	67	9,389,827.30	3.61	593	55.84	7.420	91.95
60.001 - 70.000	182	27,281,312.92	10.50	585	66.63	7.712	91.10
70.001 - 75.000	141	20,382,652.73	7.84	567	74.12	7.946	90.50
75.001 - 80.000	505	76,279,605.98	29.35	610	79.77	7.243	96.98
80.001 - 85.000	246	36,962,929.53	14.22	606	84.56	7.649	86.17
85.001 - 90.000	317	50,197,088.31	19.32	617	89.73	7.456	93.96
90.001 - 95.000	113	18,404,911.33	7.08	626	94.83	7.694	100.00
95.001 - 100.000	75	13,843,335.11	5.33	670	99.98	7.744	100.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average by Original Balance: 80.77

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	485	$95,413,435.89	36.72%	611	78.98%	7.195%	94.71%
Florida	137	17,051,336.82	6.56	592	83.09	7.879	95.88
New York	64	13,634,098.45	5.25	620	76.21	7.334	91.28
Texas	128	12,651,322.71	4.87	586	79.52	8.071	96.34
Washington	63	10,593,539.64	4.08	624	81.60	7.151	95.43
Illinois	68	10,393,738.12	4.00	618	83.15	7.497	91.07
Massachusetts	45	8,961,457.07	3.45	612	80.76	7.466	92.03
Michigan	55	6,762,184.23	2.60	593	83.63	7.981	95.32
Arizona	48	6,123,206.80	2.36	602	85.06	7.550	98.24
New Jersey	34	6,039,490.83	2.32	623	77.30	7.719	94.62
Other	581	72,247,819.83	27.80	605	82.85	7.802	92.03
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,098	$155,212,863.23	59.73%	600	81.33%	7.421%	96.59%
Stated	536	92,188,790.98	35.47	621	79.97	7.680	89.22
Limited	74	12,469,976.18	4.80	604	79.56	7.556	93.45
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	6	$1,260,400.00	0.49%	709	75.78%	4.622%	87.38%
5.001 - 5.500	11	2,727,340.00	1.05	672	74.37	5.270	100.00
5.501 - 6.000	49	9,679,396.97	3.72	645	78.51	5.850	100.00
6.001 - 6.500	172	30,388,573.87	11.69	650	76.72	6.336	100.00
6.501 - 7.000	303	52,643,845.12	20.26	633	81.46	6.822	94.98
7.001 - 7.500	271	45,729,231.66	17.60	611	83.55	7.306	93.89
7.501 - 8.000	290	45,312,950.69	17.44	590	80.89	7.806	91.61
8.001 - 8.500	210	29,933,156.91	11.52	588	83.11	8.300	93.96
8.501 - 9.000	173	21,882,659.32	8.42	567	81.61	8.779	90.41
9.001 - 9.500	100	10,665,140.30	4.10	558	77.58	9.277	90.83
9.501 - 10.000	70	5,249,781.99	2.02	557	76.61	9.754	74.15
10.001 - 10.500	25	1,984,290.89	0.76	541	74.69	10.237	93.14
10.501 - 11.000	14	1,390,900.00	0.54	516	73.33	10.734	86.13
11.001 - 11.500	9	612,585.00	0.24	530	73.72	11.224	87.96
11.501 - 12.000	4	373,127.67	0.14	509	63.27	11.886	100.00
12.001 - 12.500	1	38,250.00	0.01	534	75.00	12.380	100.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 7.519

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	538	$69,937,961.81	26.91%	623	77.61%	7.561%	91.18%
11.501 - 12.000	10	2,373,290.00	0.91	701	76.69	4.853	93.30
12.001 - 12.500	3	721,200.00	0.28	645	80.00	5.402	100.00
12.501 - 13.000	40	7,863,499.37	3.03	635	81.10	5.847	100.00
13.001 - 13.500	114	20,883,921.11	8.04	648	79.75	6.337	100.00
13.501 - 14.000	213	37,526,786.73	14.44	625	82.63	6.829	96.33
14.001 - 14.500	195	34,158,531.60	13.14	604	84.95	7.311	96.06
14.501 - 15.000	214	34,913,565.34	13.43	585	81.88	7.813	91.86
15.001 - 15.500	150	22,873,439.39	8.80	585	82.94	8.301	94.01
15.501 - 16.000	119	16,422,313.36	6.32	558	81.06	8.784	91.48
16.001 - 16.500	55	6,700,649.52	2.58	556	78.55	9.288	93.06
16.501 - 17.000	30	2,658,793.60	1.02	550	75.64	9.738	74.98
17.001 - 17.500	12	1,087,100.89	0.42	526	71.55	10.254	91.22
17.501 - 18.000	8	1,092,100.00	0.42	512	73.32	10.714	85.56
18.001 - 18.500	4	327,000.00	0.13	510	69.00	11.171	100.00
18.501 - 19.000	3	331,477.67	0.13	505	62.42	11.871	100.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 14.504

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

Gross Margins of the loans

Gross Margin	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	538	$69,937,961.81	26.91%	623	77.61%	7.561%	91.18%
0.501 - 1.000	2	487,000.00	0.19	699	94.83	6.457	100.00
1.001 - 1.500	1	140,000.00	0.05	513	70.00	7.750	100.00
3.001 - 3.500	6	1,260,400.00	0.49	709	75.78	4.622	87.38
3.501 - 4.000	4	1,112,890.00	0.43	692	77.72	5.115	100.00
4.501 - 5.000	1	131,750.00	0.05	586	85.00	8.650	100.00
5.001 - 5.500	87	13,133,600.06	5.05	596	83.23	7.594	95.24
5.501 - 6.000	803	132,954,556.90	51.16	613	83.67	7.328	94.59
6.001 - 6.500	176	27,962,241.84	10.76	566	78.14	7.931	95.63
6.501 - 7.000	89	12,623,729.78	4.86	547	71.26	8.835	95.62
7.501 - 8.000	1	127,500.00	0.05	558	75.00	8.300	0.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Weighted Average: 5.865

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	538	$69,937,961.81	26.91%	623	77.61%	7.561%	91.18%
2003-11	3	643,900.00	0.25	689	65.86	4.761	100.00
2003-12	7	1,729,390.00	0.67	705	80.72	4.888	90.81
2005-08	1	110,175.00	0.04	516	65.00	8.450	100.00
2005-09	16	2,206,683.58	0.85	559	80.97	7.934	100.00
2005-10	87	13,796,632.11	5.31	615	82.95	7.400	91.43
2005-11	984	160,509,482.24	61.76	599	81.91	7.538	95.25
2005-12	35	4,785,539.00	1.84	598	78.62	7.760	94.78
2006-09	3	649,490.33	0.25	615	86.00	7.242	64.00
2006-10	9	1,243,985.32	0.48	657	92.26	7.943	70.96
2006-11	21	3,661,139.00	1.41	614	81.94	7.386	98.28
2006-12	4	597,252.00	0.23	623	92.74	7.580	100.00
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 0	361	$50,630,334.68	19.48%	616	80.54%	7.699%	91.51%
7 - 12	118	23,382,694.19	9.00	616	79.83	7.224	95.42
13 - 24	867	137,499,296.42	52.91	599	81.76	7.498	94.86
25 - 36	362	48,359,305.10	18.61	619	78.61	7.533	92.55
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1MO Interest Only	10	$2,373,290.00	0.91%	701	76.69%	4.853%	93.30%
2 yr arm	1,123	181,408,511.93	69.81	600	81.88	7.538	95.01
3 yr arm	37	6,151,866.65	2.37	624	85.50	7.502	89.30
10fix	3	265,393.00	0.10	656	65.36	6.620	100.00
15fix	70	6,318,838.45	2.43	622	73.86	7.396	88.02
20fix	31	3,143,666.92	1.21	628	79.49	7.663	98.86
25fix	2	108,600.00	0.04	562	60.25	8.979	64.00
30fix	432	60,101,463.44	23.13	623	77.99	7.575	91.12
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,118	$176,379,004.62	67.87%	626	83.07%	7.294%	93.27%
A-	170	23,146,511.47	8.91	567	76.09	7.943	94.18
A+	194	27,933,468.04	10.75	577	79.88	7.721	93.40
B	133	18,889,928.76	7.27	561	74.51	8.147	98.30
C	73	9,832,249.83	3.78	538	68.92	9.047	96.05
C-	10	1,317,177.67	0.51	539	59.02	10.292	91.48
Credit Score Program	10	2,373,290.00	0.91	701	76.69	4.853	93.30
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%
Total:	1,708	$259,871,630.39	100.00%	608	80.77%	7.519%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ABSC SERIES 2004-HE1
GROUP III

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 25,000	33	$754,951.00	0.51%	640	99.79%	10.248%	100.00%
25,001 - 50,000	116	4,191,421.10	2.86	636	96.37	10.037	100.00
50,001 - 75,000	66	4,087,862.00	2.79	642	93.09	9.758	97.05
75,001 - 100,000	29	2,550,404.00	1.74	644	93.83	9.771	96.08
100,001 - 125,000	16	1,780,140.00	1.21	620	87.10	8.336	100.00
125,001 - 150,000	4	537,600.00	0.37	603	86.11	8.954	100.00
150,001 - 175,000	8	1,272,150.00	0.87	605	78.04	7.257	87.74
175,001 - 200,000	4	743,800.00	0.51	638	74.77	7.684	76.10
200,001 - 250,000	11	2,397,600.00	1.63	633	79.45	7.070	90.49
250,001 - 300,000	2	545,800.00	0.37	680	84.49	7.027	100.00
300,001 - 400,000	191	68,503,088.00	46.68	623	83.31	7.029	96.85
400,001 - 500,000	89	40,290,810.00	27.45	632	83.36	6.970	95.52
500,001 - 600,000	29	15,775,835.00	10.75	648	79.53	6.225	96.20
600,001 - 700,000	4	2,584,000.00	1.76	722	76.04	5.234	100.00
700,001 - 800,000	1	740,000.00	0.50	776	80.00	4.620	100.00
Total:	603	$146,755,461.10	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 25,000	33	$754,790.41	0.51%	640	99.79%	10.248%	100.00%
25,001 - 50,000	116	4,190,748.01	2.86	636	96.37	10.037	100.00
50,001 - 75,000	66	4,087,361.08	2.79	642	93.09	9.758	97.06
75,001 - 100,000	29	2,550,320.82	1.74	644	93.83	9.771	96.08
100,001 - 125,000	16	1,779,441.81	1.21	620	87.10	8.337	100.00
125,001 - 150,000	4	537,600.00	0.37	603	86.11	8.954	100.00
150,001 - 175,000	8	1,272,021.88	0.87	605	78.04	7.257	87.74
175,001 - 200,000	4	743,800.00	0.51	638	74.77	7.684	76.10
200,001 - 250,000	11	2,397,386.92	1.63	633	79.45	7.070	90.49
250,001 - 300,000	2	545,800.00	0.37	680	84.49	7.027	100.00
300,001 - 400,000	191	68,499,514.66	46.68	623	83.31	7.029	96.85
400,001 - 500,000	89	40,287,493.42	27.45	632	83.36	6.969	95.52
500,001 - 600,000	29	15,773,467.42	10.75	648	79.53	6.225	96.20
600,001 - 700,000	4	2,584,000.00	1.76	722	76.04	5.234	100.00
700,001 - 800,000	1	740,000.00	0.50	776	80.00	4.620	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	19	$6,298,250.73	4.29%	514	69.06%	8.556%	98.89%
526 - 550	21	7,044,871.88	4.80	541	75.81	7.789	100.00
551 - 575	39	13,401,144.52	9.13	563	83.50	7.464	100.00
576 - 600	53	14,339,500.14	9.77	586	82.46	7.203	100.00
601 - 625	144	26,668,133.13	18.17	614	83.71	7.402	91.29
626 - 650	120	24,466,177.26	16.67	637	86.65	7.104	97.03
651 - 675	87	20,916,780.78	14.25	662	85.99	6.971	94.84
676 - 700	59	13,881,842.65	9.46	686	86.32	6.874	97.08
701 - 725	31	9,864,184.60	6.72	711	85.79	6.656	96.11
726 - 750	15	5,352,934.00	3.65	734	82.02	5.510	100.00
751 - 775	9	2,744,726.74	1.87	760	81.73	6.677	86.99
776 - 800	6	1,765,200.00	1.20	781	77.99	5.334	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 632.1

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaing Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	2	$77,500.00	0.05%	627	69.52%	7.921%	100.00%
121 - 180	27	2,280,046.22	1.55	611	81.08	7.564	93.40
181 - 240	210	11,339,584.51	7.73	651	96.13	9.662	100.00
241 - 300	16	7,824,355.00	5.33	722	81.54	4.716	94.82
301 - 360	348	125,222,260.70	85.33	625	82.64	7.052	96.17
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 344.6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	29	$2,357,546.22	1.61%	611	80.70%	7.576%	93.62%
181 - 348	226	19,163,939.51	13.06	680	90.18	7.643	97.89
349 >=	348	125,222,260.70	85.33	625	82.64	7.052	96.17
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 342.5

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	483	$117,065,242.07	79.78%	631	83.69%	7.146%	97.56%
2-4 Unit	16	3,956,180.00	2.70	662	74.81	7.110	75.18
PUD	68	19,361,089.48	13.19	628	83.68	6.982	94.32
Condo	35	5,911,234.88	4.03	646	86.68	7.475	93.15
Manufactured Housing	1	450,000.00	0.31	628	91.84	7.500	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Residence	586	$141,397,770.16	96.36%	631	83.89%	7.145%	100.00%
Investment Property	12	3,361,297.32	2.29	650	73.96	7.384	0.00
Second Home	5	1,984,678.95	1.35	649	78.96	6.199	0.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refinance - Cashout	303	$55,196,864.96	37.61%	657	89.17%	7.313%	99.72%
Purchase	277	83,900,432.41	57.17	615	80.52	7.052	95.40
Refinance - Rate/Term	23	7,646,449.06	5.21	639	77.11	6.805	82.64
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 <=	10	$1,485,666.32	1.01%	608	41.24%	7.280%	93.27%
50.001 - 60.000	10	3,734,493.30	2.54	645	58.42	6.301	88.75
60.001 - 70.000	39	13,375,144.11	9.11	606	66.3	7.084	92.97
70.001 - 75.000	28	9,869,191.21	6.73	611	74.15	7.228	87.86
75.001 - 80.000	102	36,602,555.61	24.94	634	79.48	6.541	97.42
80.001 - 85.000	59	22,415,255.44	15.28	625	84.23	6.775	95.63
85.001 - 90.000	83	28,187,117.42	19.21	628	89.45	7.002	97.30
90.001 - 95.000	33	10,598,797.59	7.22	631	94.66	7.431	100.00
95.001 - 100.000	239	20,475,525.43	13.95	668	99.97	8.769	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average by Original Balance: 83.59

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	332	$93,149,693.13	63.48%	635	83.83%	6.965%	98.34%
New York	21	6,783,778.54	4.62	644	78.88	6.951	94.11
Washington	15	5,416,970.00	3.69	634	84.29	7.115	93.72
New Jersey	11	4,239,399.00	2.89	636	86.47	7.167	100.00
Massachusetts	20	3,699,858.17	2.52	605	83.90	7.997	100.00
Virginia	11	3,682,350.00	2.51	615	80.28	7.302	100.00
Florida	26	3,406,605.00	2.32	614	85.05	7.980	97.06
Illinois	7	3,098,750.00	2.11	650	83.42	6.912	84.51
Arizona	13	2,299,035.14	1.57	639	82.92	7.067	100.00
Maryland	5	2,022,100.00	1.38	587	73.89	7.083	100.00
Other	142	18,945,207.45	12.91	625	84.76	7.755	86.92
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Number of States Represented: 38

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	363	$71,397,769.46	48.65%	623	82.89%	7.081%	95.58%
Stated	206	64,990,308.76	44.29	644	83.97	7.187	97.40
Limited	34	10,355,668.21	7.06	622	86.06	7.216	95.17
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	13	$6,722,955.00	4.58%	727	81.54%	4.605%	93.98%
5.001 - 5.500	10	4,360,908.58	2.97	694	72.74	5.300	100.00
5.501 - 6.000	43	17,747,134.60	12.09	646	77.31	5.774	93.20
6.001 - 6.500	51	18,598,640.71	12.67	641	82.35	6.354	94.86
6.501 - 7.000	90	32,434,926.32	22.10	640	83.93	6.827	99.21
7.001 - 7.500	63	22,604,476.62	15.40	620	85.96	7.311	98.51
7.501 - 8.000	54	17,079,199.73	11.64	597	84.64	7.783	93.75
8.001 - 8.500	26	8,841,886.13	6.03	593	81.55	8.272	90.73
8.501 - 9.000	17	4,430,388.00	3.02	582	84.34	8.799	100.00
9.001 - 9.500	15	1,562,492.46	1.06	558	78.95	9.313	96.77
9.501 - 10.000	84	5,306,999.46	3.62	626	92.51	9.849	96.65
10.001 - 10.500	79	3,530,628.82	2.41	632	99.24	10.190	98.02
10.501 - 11.000	49	3,191,920.00	2.18	637	92.24	10.728	100.00
11.001 - 11.500	5	150,200.00	0.10	646	100.00	11.326	100.00
11.501 - 12.000	3	160,140.00	0.11	622	100.00	11.893	100.00
12.001 - 12.500	1	20,850.00	0.01	685	100.00	12.490	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 7.138

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	357	$46,153,789.05	31.45%	642	84.12%	7.728%	95.93%
11.501 - 12.000	15	7,653,355.00	5.22	723	81.35	4.667	94.71
12.001 - 12.500	3	1,146,300.00	0.78	655	83.85	5.442	100.00
12.501 - 13.000	34	13,912,751.32	9.48	639	79.19	5.810	93.89
13.001 - 13.500	32	12,841,450.00	8.75	634	83.05	6.362	92.56
13.501 - 14.000	59	23,706,214.44	16.15	645	85.83	6.832	100.00
14.001 - 14.500	42	17,301,876.62	11.79	615	86.47	7.322	98.06
14.501 - 15.000	30	11,909,211.00	8.12	579	83.51	7.792	95.80
15.001 - 15.500	18	7,423,599.00	5.06	588	81.19	8.285	94.34
15.501 - 16.000	8	3,037,300.00	2.07	577	82.76	8.821	100.00
16.001 - 16.500	2	775,000.00	0.53	514	73.99	9.222	100.00
16.501 - 17.000	1	141,600.00	0.10	512	80.00	9.800	100.00
17.501 - 18.000	2	741,300.00	0.51	514	66.89	10.724	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 13.888

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	357	$46,153,789.05	31.45%	642	84.12%	7.728%	95.93%
3.001 - 3.500	11	5,902,955.00	4.02	725	81.13	4.602	93.14
3.501 - 4.000	4	1,750,400.00	1.19	715	82.09	4.886	100.00
5.001 - 5.500	16	6,457,415.59	4.40	616	82.43	7.024	90.71
5.501 - 6.000	181	72,776,287.79	49.59	630	84.75	6.904	97.28
6.001 - 6.500	23	9,480,299.00	6.46	569	79.54	7.593	94.94
6.501 - 7.000	10	4,081,000.00	2.78	562	72.68	8.293	100.00
9.501 - 10.000	1	141,600.00	0.10	512	80.00	9.800	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%
Weighted Average: 5.678

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Not Applicable	357	$46,153,789.05	31.45%	642	84.12%	7.728%	95.93%
2003-11	4	1,944,200.00	1.32	704	76.03	4.852	100.00
2003-12	11	5,709,155.00	3.89	729	83.16	4.604	92.91
2005-09	2	690,890.59	0.47	546	82.49	7.076	100.00
2005-10	13	5,389,727.79	3.67	653	87.97	6.751	100.00
2005-11	205	82,076,034.00	55.93	618	83.49	7.077	97.51
2005-12	4	1,705,000.00	1.16	614	78.86	6.852	100.00
2006-11	6	2,678,950.00	1.83	619	77.70	6.842	61.93
2006-12	1	396,000.00	0.27	665	90.00	7.150	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 0	67	$24,850,708.77	16.93%	655	82.38%	6.621%	89.69%
7 - 12	77	25,550,235.68	17.41	629	82.65	6.787	96.23
13 - 24	285	70,746,585.61	48.21	621	84.64	7.314	98.97
25 - 36	174	25,596,216.37	17.44	642	82.83	7.501	95.72
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1MO Interest Only	15	$7,653,355.00	5.22%	723	81.35%	4.667%	94.71%
2 yr arm	224	89861652.38	61.24	619	83.66	7.053	97.73
3 yr arm	7	3,074,950.00	2.10	625	79.28	6.882	66.83
10fix	2	77,500.00	0.05	627	69.52	7.921	100.00
15fix	27	2,280,046.22	1.55	611	81.08	7.564	93.40
20fix	210	11,339,584.51	7.73	651	96.13	9.662	100.00
25fix	1	171,000.00	0.12	679	90.00	6.900	100.00
30fix	117	32,285,658.32	22.00	641	80.11	7.064	94.65
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE1

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	479	$107,853,300.36	73.50%	640	85.64%	7.160%	97.51%
A-	17	5,766,350.00	3.93	593	77.04	7.411	85.78
A+	68	17,621,267.65	12.01	599	79.75	7.405	93.44
B	14	4,531,723.42	3.09	542	75.56	8.195	97.79
C	8	2,576,450.00	1.76	538	64.64	8.214	93.10
C-	2	741,300.00	0.51	514	66.89	10.724	100.00
Credit Score Program	15	7,653,355.00	5.22	723	81.35	4.667	94.71
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1	385	$136,515,475.69	93.03%	631	82.39%	6.907%	96.08%
2	218	10,228,270.74	6.97	648	99.68	10.217	100.00
Total:	603	$146,743,746.43	100.00%	632	83.59%	7.138%	96.36%